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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                     PURSUANT TO SECTIONS 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 1, 1996



                        COMMISSION FILE NUMBER 0-11851

                       CHAMPION HEALTHCARE CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                          0-11851                    59-2283872
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(STATE OR OTHER JURISDICTION OF       (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NUMBER)




    515 W. GREENS ROAD, SUITE 800, HOUSTON, TEXAS                    77067
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   ZIP CODE


 14340 TORREY CHASE, SUITE 320, HOUSTON, TEXAS 77014
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                 (FORMER ADDRESS)


                                (713) 583 5491
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On March 1, 1996, the Registrant acquired substantially all of the assets that comprise the operations of Jordan Valley Hospital ("Jordan"), a 50 bed acute care hospital located in West Jordan, Utah, from Columbia/HCA Healthcare Corporation in exchange for substantially all the assets that comprise the operations of Autauga Medical Center, an 85 bed acute care hospital, and Autauga Health Care Center, a 72 bed skilled nursing facility, both in Prattville, Alabama, plus a preliminary cash settlement of approximately $10,750,000. The purchase was made pursuant to the Asset Exchange Agreement dated November 9, 1995, by and between Champion Healthcare Holdings, Inc., a Delaware corporation, CHC-Prattville, Inc., an Alabama corporation, and CHC-Nursing Center, Inc., an Alabama corporation, each of the three corporations a subsidiary of the Registrant and collectively referred to herein as the "Company," and West Jordan Hospital Corporation, a Utah corporation and subsidiary of Columbia/HCA Healthcare Corporation. The purchase price was arrived at through an arms length negotiation. The Company funded the cash portion of the asset purchase from borrowings under its revolving credit facility. Consummation of the sale had been subject to approval by the Federal Trade Commission, which was received on February 15, 1996.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   Financial information of Jordan Valley Hospital as of the dates and for the periods listed below have been reported previously in the Registrant's definitive Proxy Statement dated January 22, 1996. Accordingly, such information is not being included in reliance on General Instructions B.3 to Form 8-K.

(a)      Financial Statements:

         Jordan Valley Hospital:

         1. Report of Coopers & Lybrand L.L.P., Independent Accountants, dated December 28, 1995.

         2.      Balance Sheet dated September 30, 1995.

         3. Statement of Income and Change in Owner's Equity for the period from January 1, 1995 through September 30, 1995.

         4. Statement of Cash Flows for the period from January 1, 1995 through September 30, 1995.

         5.      Notes to Financial Statements.




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(b)      Pro Forma financial information:

                 Champion Pro Forma Group and Jordan Valley Hospital

                          Pro Forma Combining Income Statement For the Nine Months Ended September 30, 1995

                          Pro Forma Combining Income Statement For the Year Ended December 31, 1994

                          Pro Forma Combining Balance Sheet September 30, 1995

                          Notes to Pro Forma Combining Financial Statements

 (c)     Exhibits:

         10.1 Asset Exchange Agreement dated November 9, 1995, by and between Champion Healthcare Holdings, CHC-Prattville, Inc. and CHC-Nursing Center, Inc. and West Jordan Hospital Corporation.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act Of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   March 12, 1996                    Champion Healthcare Corporation
                                           (Registrant)

                                   By: /s/ JAMES G. VANDEVENDER
                                           -------------------------------------
                                           James G. Vandevender
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)




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                                  EXHIBIT 10.1

Asset Exchange Agreement dated November 9, 1995, by and between Champion Healthcare Holdings, CHC-Prattville, Inc. and CHC-Nursing Center, Inc. and West Jordan Hospital Corporation.




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